UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2008



                                Onyx China, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                        333-151350                  98-0557091
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

Kvartal 60, dom 23 apt. 18, Angarsk, Russia                   665830
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  +7-904-125-4225
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR240.14d-2(b))

[_]Soliciting material pursuant to Rule 14a-12 under Exchange Act
   (17 CFR240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR240.13e-4(c))












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ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 14, 2008, Ms. Eleonora Magerramova replaces Mr. Dmitry Lyakutin as corporate secretary, who has resigned in that capacity but remains a director of the Company.

Eleonora Magerramova graduated with a Bachelor Degree in Japanese language from Irkutsk State Foreign Language University in June 2006. Since that time, Ms. Magerramova has been self-employed as sole proprietor and involved in wholesale trade.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2008                        Onyx China, Inc.


                                    By:  /s/ Dmitry Lyakutin
                                        ---------------------------------------
                                             Dmitry Lyakutin, Director